Scudder
Value
Fund


Annual Report
September 30, 1997

Pure No-Load(TM) Funds

For investors seeking long-term growth of capital through investment in undervalued equity securities.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                                    In Brief


o For the trailing twelve-month period ended September 30, 1997, Scudder Value Fund returned 45.80%, exceeding the 40.46% total return of the unmanaged S&P 500 Index and the average growth fund return of 33.52% according to Lipper Analytical Services. The Fund's performance earned it a position among the top 8% (61st) of 784 growth funds for the period.

o Morningstar assigned the Fund an overall 5-star rating (out of five stars) for its risk-adjusted performance among 2,143 domestic equity funds as of September 30, 1997.^1

o The Fund's strong performance is not attributed to emphasizing any particular industry sector, but to adhering to a disciplined approach of selecting individual stocks that meet specific value criteria.


1 Source: Morningstar. Ratings are subject to change monthly and are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day T-bill returns. The Fund received a 5-star rating for the three-year period among 2,143 domestic equity funds. The Fund did not receive a rating for the five- or ten-year periods because the Fund commenced operations on December 31, 1992. In an investment category, the top 10% of funds receive 5 stars. Past performance is no guarantee of future results.


                                Table of Contents

   3  Letter from the Fund's President    21  Financial Highlights
   4  Performance Update                  22  Notes to Financial Statements
   5  Portfolio Summary                   25  Report of Independent Accountants
   6  Portfolio Management Discussion     26  Tax Information
  10  Glossary of Investment Terms        28  Officers and Trustees
  11  Investment Portfolio                29  Investment Products and Services
  18  Financial Statements                30  Scudder Solutions


                             2 - Scudder Value Fund

                        Letter from the Fund's President


Dear Shareholders,

     We are pleased to present the annual report for Scudder Value Fund for the trailing twelve-month period ended September 30, 1997.

     The Fund's performance has been gratifying in a strong market. While news of excellent performance is always something we enjoy sharing with investors, we think the objective observations of independent mutual fund rating organization Morningstar say it best:


          "...(Scudder Value Fund's) asset base remains nimble, despite a tremendous long-term record. It's also worth noting that good stock-picking, more than large shifts among various pockets of the market has long made the difference here. Despite the S&P 500's strength in recent years, the fund has bested that bogy during its life, with lower risk scores."


                            Morningstar Mutual Funds, September 26, 1997


     We are heartened by these words and will do our best to continue to live up to your expectations for superior investment performance and distinctive service.

     For those of you who are interested in new Scudder products, we recently introduced Scudder International Growth and Income Fund, which pursues a yield-oriented approach to investing in international equities. The Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but wish to take a more conservative approach may appreciate the Fund's emphasis on dividend paying stocks of established companies listed on foreign exchanges. For further information on this new fund, please turn to page 31.

     Thank you for your investment in Scudder Value Fund. If you have any questions about your Fund, please call Scudder Investor Relations at 1-800-225-2470, or visit our Internet Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Value Fund

                             3 - Scudder Value Fund

PERFORMANCE UPDATE as of September 30, 1997
----------------------------------------------------------------
Fund Index Comparisons
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
9/30/97         $10,000   Cumulative  Annual
--------------------------------------------
Scudder Value Fund
Ticker Symbol:  SCVAX
--------------------------------------------
1 Year          $ 14,580   45.80%    45.80%
Life of Fund*   $ 23,993  139.93%    20.23%
--------------------------------------------
S&P 500 Index
-------------------------------------------
1 Year          $ 14,046   40.46%    40.46%
Life of Fund*   $ 24,457  144.57%    20.71%
--------------------------------------------
*The Fund commenced operations on December 31, 1992.
-----------------------------------------------------------------
Growth Of A $10,000 Investment
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER VALUE FUND
Year            Amount
----------------------
12/92*         $10,000
3/93           $10,933
9/93           $11,150
3/94           $10,830
9/94           $11,360
3/95           $12,070
9/95           $14,043
3/96           $15,470
9/96           $16,456
3/97           $19,007
9/97           $23,993

S&P 500 INDEX
Year            Amount
----------------------
12/92*         $10,000
3/93           $10,437
9/93           $10,757
3/94           $10,590
9/94           $11,153
3/95           $12,237
9/95           $14,471
3/96           $16,165
9/96           $17,412
3/97           $19,369
9/97           $24,457

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter Market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns And Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly Periods Ended September 30

                       1993*    1994      1995      1996      1997
                     -----------------------------------------------
NET ASSET VALUE...   $ 13.38  $ 13.08   $ 15.87   $ 17.52   $ 23.53
INCOME DIVIDENDS..   $    --  $   .11   $   .12   $   .04   $   .07
CAPITAL GAINS
DIVIDENDS.........   $    --  $   .43   $   .13   $   .92   $  1.48
FUND TOTAL
RETURN (%)........     11.50     1.88     23.62     17.18     45.80
INDEX TOTAL
RETURN (%)........      7.56     3.68     29.75     20.34     40.46

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the average annual total return for the Fund for the one year and life of Fund periods would have been lower.


                             4 - Scudder Value Fund

PORTFOLIO SUMMARY as of September 30, 1997
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Equity Securities                  83%
Cash Equivalents                   17%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's effective cash position
was actually lower at 4% of assets
(see last Q&A on page7).
--------------------------------------------------------------------------
Sectors
(Excludes 17% Cash Equivalents
--------------------------------------------------------------------------
Financial                          24%
Manufacturing                      11%
Utilities                           8%
Technology                          7%
Transportation                      7%
Consumer Staples                    6%
Energy                              6%
Durables                            6%
Health                              6%
Other                              19%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The financial sector's significant
weighting in the portfolio is indicative of the many attractive values, especially among insurance stocks.

--------------------------------------------------------------------------
Ten Largest Equity Holdings
(15% of Portfolio)
--------------------------------------------------------------------------

1.   FORD MOTOR CO.
     Leading automobile manufacturer
2.   TEXTRON, INC.
     Manufacturer of products for aerospace and commercial use
3.   FIRST UNION CORP.
     Commercial banking in the southeast
4.   BANKAMERICA CORP.
     Commercial banking in California
5.   NORTHERN STATES POWER CO.
     Electric and gas utility
6.   AMERICAN HOME PRODUCTS CORP.
     Major diversified pharmaceutical company
7.   GENERAL RE CORP.
     Property and casualty reinsurance
8.   HARRIS CORP.
     Maker of electronics and office equipment
9.   AMR CORP.
     leading airline
10.  TENET HEALTHCARE CORP.
     Operator of specialty and general hospitals

The Fund pursues a disciplined approach
to individual stock selection.

-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 11. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                             5 - Scudder Value Fund

                         Portfolio Management Discussion


We asked Donald E. Hall, lead portfolio manager of Scudder Value Fund, to discuss the market environment and Scudder's investment strategy.

Q: How would you characterize the Fund's performance over the trailing twelve-month period ended September 30, 1997?

A: In a word: extraordinary. The Fund returned 45.80% for the period, which exceeded the 40.46% total return of the unmanaged S&P 500 Index and earned the Fund a position in the top 8% (61st) of 784 growth funds as tracked by Lipper Analytical Services. The average growth fund returned 33.52% for the same period.

Q: What sectors or themes contributed most to the above average performance?

A: No single theme dominated. Certainly our ample investment in the relatively strong financial sector helped, at 24% of equity securities, but this explained only a part of the result. Performance was provided by a diverse list. Among the top performers were: Philips Electronics, Dana (auto parts), Student Loan Marketing Association (student loans), Applied Materials (semiconductor capital equipment), Timken (steel bearings), American States Financial (property and casualty insurance), Donaldson Lufkin Jenrette (securities brokerage), BankAmerica, Nokia (telecommunications equipment), Royal Caribbean (vacation cruises), Bergen Brunswig (drug distributor), and Parker Hannifin (machinery components).

Q: In last year's annual report you noted that paper, semiconductor capital equipment, and utility stocks were disappointing groups. How did these stocks fare over the twelve-months?

A: Paper stocks such as Boise Cascade were sold at a loss, as it was unclear how much margins could recover for these commodity-based producers. Semiconductor capital equipment stocks, such as Applied Materials and Silicon Valley Group, are anything but commodity manufacturers and typically have positive margins even during a cyclical downturn. Yet, their stock prices are highly cyclical. Last year Applied Materials' stock declined to only 7x earnings. The Fund benefited over the fiscal period as these semiconductor equipment stocks shot up on a sharp cyclical recovery in orders. After Applied Materials more than tripled from its low, we sold our last shares in July. The utility sector continued to lag, although our original investment in Destec was made whole with the sale of the company to a private group. We believe there is more value in electric utilities now and we have recently added Northern States Power, a Midwestern electric utility.

Q: How has the currency crisis in Southeast Asia affected the Fund?

A: The Fund, so far, has felt little from economic problems of Southeast Asia. The Fund has no direct holdings in the region and we estimate that the average company held in the Fund garners less than 3% of sales from Southeast Asia. On the other hand, we appreciate the growing interdependence of economies around the world. The currency crisis that started in Thailand is more serious since spreading to Hong Kong, the gateway to China, and may create nervousness among

                             6 - Scudder Value Fund

U.S. stock investors. Given the relatively high p/e multiples of U.S. stocks generally, the U.S. market as a whole could certainly pull back, which would affect the Fund. Meanwhile, our job is to place each development in its proper perspective. Frequently investors overreact to headline news, which may have only a minor long-term impact on individual stocks.

Q: What is the Fund's position in technology?

A: Technology was the best performing sector over the period, with S&P tech stocks up a phenomenal 68.73%. The Fund's current position in technology is 7% of equity securities, which is low in relation to the S&P weighting of 12% and compared to most growth funds. Our position is likely to go higher over the long-term due to the growing size and importance of the technology sector and because short-term volatility in the group frequently presents attractive long-term investment opportunities. The Fund participated indirectly in the technology sector through its significant holdings of financial companies, many of which have been able to leverage the benefits of technology. The nature of the financial services industry, including the management of this Fund, lends itself to the aggressive exploitation of technology.

Q: In the March 31 semiannual report you described BankAmerica, Allstate, MBIA, Ford and Philips Electronics as attractive stocks. Can you give us a follow-up?

A: These companies are enjoying improving fundamentals, with earnings progression generally on track. These stocks are currently selling at 15x (or less) our 1998 estimates. Philips, on the heels of improving sales and cost cutting, appreciated 138% over the twelve-months. The Fund still owns Philips, but has scaled back its position. BankAmerica -- benefiting from an overall favorable banking environment and better capital management -- was up 82% for the period and is one of the Fund's top ten holdings. Allstate advanced 65%, as the company enjoyed the effects of good weather and has been able to exploit its considerable franchise and cost advantages. MBIA became more fully valued, with the stock increasing 49% on solid, but not spectacular earnings gains. We actually increased the Fund's weighting of Ford, which was up 51%, as profits from trucks remained strong and announcements of subsidiary spinouts highlighted the value of the parent.

Q: What is an ideal stock for the Fund?

A: The ideal stock, given our investment criteria, is an established company (intellectual capital in place), average to below-average risk, a sustainable long-term competitive position, and selling at a discount to the market. Qualifying stocks suffering from a deterioration in key fundamentals are avoided unless we can determine when and how the fundamental problem will be resolved. Stocks which decline to low p/e multiples because of temporary earnings disturbances are considered buying opportunities.

Q: The Fund has more than tripled in size over the trailing twelve months largely due to positive flows into the Fund. Has this been a concern?

A: Investing large daily flows has not been a problem, as we have used futures to immediately gain market exposure. We then, in time, reduce the futures

                             7 - Scudder Value Fund
position in favor of stocks that meet our valuation criteria, either by adding to current holdings or starting a new position. Until new positions are added, the Fund's cash position can appear higher than its effective level, which was 4% at the end of the period. Despite a significant growth in assets, we believe the Fund remains nimble.

Q: With many stocks reaching historically high valuations during the period, how is the Fund positioned to benefit shareholders in this environment?

A: The historical average of the p/e multiple of the S&P 500 is about 14x (average price divided by average earnings per share = p/e multiple). Based on our consensus estimates for next year, the S&P 500 is currently selling near 18x 1998 estimated earnings. By contrast, the Fund's p/e is only 13x our 1998 estimates and we are continuing to find good quality stocks that we believe are relatively undervalued. Important additions included Harris Corp., the leader in transmitters for digital TV, which sells at only 14x earnings; and WPP Group, at 16x, a leading advertising firm which is benefiting from expanding budgets of global consumer companies.

By focusing on lower multiple stocks, the Fund naturally is less exposed to more richly valued segments, which we believe are more vulnerable in a market downturn.

Over the year there were 24 days in which the S&P 500 was down more than one percent. Scudder Value Fund outperformed the S&P 500 on each of those 24 days. There were 39 days in which the market advanced more than 1%. The Fund lagged on

                             8 - Scudder Value Fund
virtually all of those days (37 of 39 days). Yet, the Fund still outperformed the S&P for the trailing twelve months. The reason is that the Fund outperformed on average on days when the market did not have large price changes.

As demonstrated this year, a conservatively valued portfolio does not necessarily preclude excellent relative returns, even in an extraordinarily strong market. The Fund would have a challenge in keeping up if the market narrows again to favor only a few stocks that dominate the S&P 500, or is gripped by rank speculation. The door remains open to opportunity, but the Fund's natural advantage is likely to shine through in the more ordinary choppier environment we expect.


                               Scudder Value Fund:
                          A Team Approach to Investing

  Scudder Value Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

  Lead Portfolio Manager Donald E. Hall has had responsibility for Scudder Value Fund's day-to-day management since its inception in 1992. Don, who joined Scudder in 1982, has 14 years of experience in the value style of investing. William J. Wallace, Portfolio Manager, has been a member of Scudder Value Fund's team since 1992 and has 16 years of investment experience.

                             9 - Scudder Value Fund

                          Glossary of Investment Terms


 FUNDAMENTAL RESEARCH          Analysis of companies based on the projected
                               impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.


 GROWTH STOCK                  Stock of a company that has displayed above
                               average earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at a higher price relative to earnings and exhibit greater price volatility.


 LIQUIDITY                     A stock that is liquid has enough shares
                               outstanding and a substantial enough market capitalization to allow large purchases and sales to occur without causing a significant change in its market price.


 MARKET CAPITALIZATION         The value of a company's outstanding shares of
                               common stock, determined by the number of shares outstanding multiplied by the share price
                               (Shares x Price = Market Capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations. In general, "large-cap" stocks tend to be more liquid than "small-cap" stocks.


 OVER/UNDER WEIGHTING          Refers to the allocation of assets -- usually by
                               sector, industry, or country -- within a portfolio relative to a benchmark index, (i.e.
                               the S&P 500 Index) or an investment universe.


 PRICE-EARNINGS RATIO (P-E)    A widely used gauge of a stock's valuation that
 (also "earnings multiple")    indicates what investors are paying for a
                               company's earnings on a per share basis.
                               Typically based on a company's projected earnings for the next 12 months, a higher
                               "earnings multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.


 VALUE STOCK                   A company whose stock price does not fully
                               reflect its intrinsic value, as indicated by price-earnings ratio, price-book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall.
                               Value stocks tend to display less price
                               volatility and may carry higher dividend yields.


(Sources: Scudder; Barron's Dictionary of Finance and Investment Terms)

                            10 - Scudder Value Fund

                  Investment Portfolio as of September 30, 1997

                                                                                             Principal               Market
                                                                                             Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 1.7%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 9/30/97 at 6.02%,
 to be repurchased at $5,168,864 on 10/1/97, collateralized by a $5,095,000                                       ------------
 U.S. Treasury Note, 6.875%, 8/31/99 (Cost $5,168,000) ...................................    5,168,000              5,168,000
                                                                                                                  ------------
Commercial Paper 12.6%
------------------------------------------------------------------------------------------------------------------------------
Financial
Ciesco L.P. Discount Note, 10/07/97 ......................................................    12,000,000            11,988,980
Dresdner US Finance, Inc. Discount Note, 10/06/97 ........................................    13,000,000            12,997,996
General Electric Capital Corp. Discount Note, 10/07/97 ...................................    14,000,000            13,987,143
------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $38,974,119)                                                                           38,974,119
------------------------------------------------------------------------------------------------------------------------------

Certificates Of Deposit 3.2%
------------------------------------------------------------------------------------------------------------------------------
Financial                                                                                                         ------------
Harris Trust and Savings Bank, 5.530%, 10/20/97 (Cost $10,000,000) .......................    10,000,000            10,000,000
                                                                                                                  ------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 82.5%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 4.6%
Apparel & Shoes 0.7%
Tommy Hilfiger Corp.* .....................................................................       42,300             2,112,356
Department & Chain Stores 3.1%                                                                                    ------------
Federated Department Stores, Inc.* ........................................................       60,200             2,596,125
J.C. Penney Co., Inc. .....................................................................       35,700             2,079,525
May Department Stores .....................................................................       16,800               915,600
Mercantile Stores, Inc. ...................................................................       28,900             1,818,894
Wal-Mart Stores, Inc. .....................................................................       60,000             2,197,500
                                                                                                                  ------------
                                                                                                                     9,607,644
Hotels & Casinos 0.8%                                                                                             ------------
Circus Circus Enterprises, Inc.* ..........................................................       37,600               947,050
Royal Caribbean Cruises Ltd. ..............................................................       36,300             1,588,125
                                                                                                                  ------------
                                                                                                                     2,535,175
Consumer Staples 5.3%                                                                                             ------------
Alcohol & Tobacco 1.8%
Anheuser-Busch Companies, Inc. ............................................................       49,900             2,251,738
Philip Morris Companies, Inc. (b) .........................................................       77,900             3,237,719
                                                                                                                  ------------
                                                                                                                     5,489,457
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                             11 - Scudder Value Fund

                                                                                                                       Market
                                                                                                  Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Food & Beverage 3.5%
ConAgra, Inc. .............................................................................       31,600             2,085,600
H.J. Heinz Co. ............................................................................       48,100             2,221,619
Interstate Bakeries Corp. .................................................................       28,000             1,919,750
Kroger Co.* ...............................................................................       39,000             1,177,313
Sara Lee Corp. ............................................................................       23,900             1,230,850
Unilever NV (New York shares) .............................................................       10,200             2,168,775
                                                                                                                  ------------
                                                                                                                    10,803,907
                                                                                                                  ------------

Health 4.7%
Health Industry Services 1.0%
Bergen Brunswig Corp. "A" .................................................................       79,500             3,209,813
Hospital Management 1.3%                                                                                          ------------
Tenet Healthcare Corp.* ...................................................................      141,300             4,115,363
Medical Supply & Specialty 0.9%                                                                                   ------------
Becton, Dickinson & Co. ...................................................................       56,700             2,714,513
Pharmaceuticals 1.5%                                                                                              ------------
American Home Products Corp. ..............................................................       57,500             4,197,500
Schering-Plough Corp. .....................................................................        9,800               504,700
                                                                                                                  ------------
                                                                                                                     4,702,200
                                                                                                                  ------------
Communications 4.2%
Telephone / Communications
Ameritech Corp. ...........................................................................       47,200             3,138,800
Century Telephone Enterprises .............................................................       44,200             1,944,800
Compania Telefonica Nacional de Espana SA (ADR) ...........................................       12,500             1,176,563
Sprint Corp. ..............................................................................       40,400             2,020,000
Tele Danmark A/S (ADR) ....................................................................      100,200             2,674,088
Tele-Communications International, Inc. "A"* ..............................................       71,200             1,165,900
Tele-Communications TCI Ventures Group "A"* ...............................................       38,053               784,843
                                                                                                                  ------------
                                                                                                                    12,904,994
                                                                                                                  ------------
Financial 20.1%
Banks 8.2%
Banc One Corp. ............................................................................       61,900             3,454,794
BankAmerica Corp. .........................................................................       64,900             4,757,981
Bankers Trust New York Corp. ..............................................................       27,700             3,393,250
Chase Manhattan Corp. .....................................................................       14,200             1,675,600

    The accompanying notes are an integral part of the financial statements.


                             12 - Scudder Value Fund

                                                                                                                       Market
                                                                                                  Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
First Chicago NBD Corp. ...................................................................        9,200               692,300
First Union Corp. .........................................................................       97,000             4,856,063
J.P. Morgan & Co., Inc. ...................................................................       15,800             1,795,275
Mellon Bank Corp. .........................................................................       14,400               788,400
NationsBank Corp. .........................................................................       35,800             2,215,125
Northern Trust Corp. ......................................................................       14,200               839,575
Norwest Corp. .............................................................................       13,700               839,125
                                                                                                                  ------------
                                                                                                                    25,307,488
                                                                                                                  ------------
Insurance 10.3%
AFLAC, Inc. ...............................................................................       14,700               797,475
Allstate Corp. ............................................................................       34,200             2,748,825
American States Financial Corp. ...........................................................       17,200               808,400
Cigna Corp. ...............................................................................       16,200             3,017,250
EXEL Ltd. (ADR) ...........................................................................       41,400             2,465,888
General Re Corp. ..........................................................................       21,100             4,188,350
Hartford Life, Inc. "A" ...................................................................       24,000               922,500
MBIA, Inc. ................................................................................       27,900             3,499,706
Mid Ocean Ltd. ............................................................................       39,100             2,477,963
Nationwide Financial Services, Inc. "A" ...................................................       33,100               922,663
PartnerRe Holdings Ltd. ...................................................................       86,000             3,703,375
Safeco Corp. ..............................................................................       62,200             3,296,600
Transamerica Corp. ........................................................................        7,200               716,400
UNUM Corp. ................................................................................       50,000             2,281,250
                                                                                                                  ------------
                                                                                                                    31,846,645
                                                                                                                  ------------
Consumer Finance 0.2%
SLM Holding Corp. .........................................................................        3,000               463,500
Other Financial Companies 1.4%                                                                                    ------------
American Express Credit Corp. .............................................................       20,200             1,653,875
Federal National Mortgage Association .....................................................       59,300             2,787,100
                                                                                                                  ------------
                                                                                                                     4,440,975
                                                                                                                  ------------
Media 2.8%
Advertising 2.4%
Interpublic Group of Companies, Inc. ......................................................       67,650             3,471,291
WPP Group PLC (ADR) .......................................................................       85,600             3,926,900
                                                                                                                  ------------
                                                                                                                     7,398,191
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                             13 - Scudder Value Fund

                                                                                                                       Market
                                                                                                  Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Cable Television 0.4%
Tele-Communications, Inc. "A"* ............................................................       66,547             1,364,214
Service Industries 2.7%                                                                                           ------------
EDP Services 0.7%
Electronic Data Systems Corp. .............................................................       59,000             2,094,500
Investment 0.8%                                                                                                   ------------
Donaldson, Lufkin & Jenrette Securities Corp. .............................................        8,300               593,969
Franklin Resources, Inc. ..................................................................       20,600             1,918,375
                                                                                                                  ------------
                                                                                                                     2,512,344
                                                                                                                  ------------
Miscellaneous Commercial Services 1.2%
Galileo International, Inc.* ..............................................................      130,100             3,634,669
Durables 4.9%                                                                                                     ------------
Aerospace 0.5%
Lockheed Martin Corp. .....................................................................       13,782             1,469,506
Automobiles 2.9%                                                                                                  ------------
Dana Corp. ................................................................................       28,000             1,382,500
Ford Motor Co. ............................................................................      126,200             5,710,550
Genuine Parts Co. .........................................................................       12,900               397,481
Magna International, Inc. "A" .............................................................       21,500             1,486,188
                                                                                                                  ------------
                                                                                                                     8,976,719
                                                                                                                  ------------
Telecommunications Equipment 0.9%
Nokia AB Oy "A" (ADR) .....................................................................       30,000             2,814,375
Tires 0.6%                                                                                                        ------------
Goodyear Tire & Rubber Co. ................................................................       26,400             1,815,000
Manufacturing 9.4%                                                                                                ------------
Chemicals 2.0%
Praxair, Inc. .............................................................................       49,600             2,538,900
Sigma-Aldrich Corp. .......................................................................      105,800             3,484,788
                                                                                                                  ------------
                                                                                                                     6,023,688
                                                                                                                  ------------
Containers & Paper 0.4%
Crown Cork & Seal Co., Inc. ...............................................................       27,000             1,245,375
Diversified Manufacturing 4.1%                                                                                    ------------
Canadian Pacific Ltd. (Ord.) ..............................................................       27,000               799,863
Olin Corp. ................................................................................       69,000             3,230,063
TRW, Inc. .................................................................................       66,200             3,632,725

    The accompanying notes are an integral part of the financial statements.


                             14 - Scudder Value Fund

                                                                                                                       Market
                                                                                                  Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Textron, Inc. .............................................................................       75,900             4,933,500
                                                                                                                  ------------
                                                                                                                    12,596,151
                                                                                                                  ------------
Electrical Products 1.0%
Philips Electronics NV (New York shares) ..................................................       37,300             3,133,200
Machinery / Components / Controls 1.4%                                                                            ------------
Parker-Hannifin Group .....................................................................       73,950             3,327,750
Timken Co. ................................................................................       23,800               953,488
                                                                                                                  ------------
                                                                                                                     4,281,238
                                                                                                                  ------------
Office Equipment / Supplies 0.5%
Xerox Corp. ...............................................................................       19,600             1,650,075
Technology 5.9%                                                                                                   ------------
Diverse Electronic Products 2.1%
General Motors Corp. "H" ..................................................................       36,100             2,387,113
Harris Corp. ..............................................................................       90,800             4,154,100
                                                                                                                  ------------
                                                                                                                     6,541,213
                                                                                                                  ------------
EDP Peripherals 1.3%
Western Digital Corp.* ....................................................................       98,400             3,942,150
Electronic Components / Distributors 1.0%                                                                         ------------
Avnet, Inc. ...............................................................................       47,400             3,012,863
Electronic Data Processing 0.9%                                                                                   ------------
Ceridian Corp.* ...........................................................................       74,900             2,771,300
Semiconductors 0.6%                                                                                               ------------
Advanced Micro Devices, Inc.* .............................................................       26,200               853,138
Tower Semiconductor Ltd. ..................................................................       54,100             1,075,238
                                                                                                                  ------------
                                                                                                                     1,928,376
                                                                                                                  ------------
Energy 5.1%
Oil & Gas Production 1.1%
Imperial Oil Ltd. .........................................................................       32,000             1,840,000
Union Texas Petroleum Holdings, Inc. ......................................................       62,300             1,464,050
                                                                                                                  ------------
                                                                                                                     3,304,050
                                                                                                                  ------------
Oil Companies 4.0%
Amoco Corp. ...............................................................................       16,400             1,580,550
Chevron Corp. .............................................................................       19,000             1,580,563
Lyondell Petrochemical Co. ................................................................       40,400             1,057,975
Mobil Corp. ...............................................................................       16,000             1,184,000

    The accompanying notes are an integral part of the financial statements.


                             15 - Scudder Value Fund

                                                                                                                       Market
                                                                                                  Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repsol SA (ADR) ...........................................................................       32,200             1,396,675
Total SA (ADR) ............................................................................       71,084             4,074,002
YPF S.A.  "D" (ADR) .......................................................................       37,000             1,364,375
                                                                                                                  ------------
                                                                                                                    12,238,140
                                                                                                                  ------------
Metals & Minerals 0.7%
Coal Mining
Zeigler Coal Holding Co. ..................................................................       86,700             2,026,613
Construction 0.5%                                                                                                 ------------
Building Products
American Standard Companies, Inc.* ........................................................       34,700             1,392,338
Transportation 5.3%                                                                                               ------------
Airlines 1.3%
AMR Corp.* ................................................................................       37,400             4,139,713
Marine Transportation 2.2%                                                                                        ------------
Knightsbridge Tankers Ltd. ................................................................       64,200             1,817,663
London & Overseas Freighters (ADR)* .......................................................       96,000             1,476,000
NedLloyd Groep NV (Sponsored ADR) .........................................................      203,200             3,416,300
Teekay Shipping Corp. .....................................................................        5,800               195,009
                                                                                                                  ------------
                                                                                                                     6,904,972
                                                                                                                  ------------
Railroads 1.1%
CSX Corp. .................................................................................       41,800             2,445,300
Canadian National Railway .................................................................       19,300             1,003,187
                                                                                                                  ------------
                                                                                                                     3,448,487
                                                                                                                  ------------
Trucking 0.7%
CNF Transportation, Inc. ..................................................................       20,600               897,388
Consolidated Freightways Corp.* ...........................................................       70,200             1,237,275
                                                                                                                  ------------
                                                                                                                     2,134,663
                                                                                                                  ------------
Utilities 6.3%
Electric Utilities
Energy Group PLC (ADR) ....................................................................       75,600             3,146,850
Entergy Corp. .............................................................................      140,400             3,659,175
Northern States Power Co. .................................................................       85,400             4,248,650
PacifiCorp ................................................................................       72,200             1,615,475
PowerGen PLC (ADR) ........................................................................       46,400             2,285,200

    The accompanying notes are an integral part of the financial statements.


                             16 - Scudder Value Fund

                                                                                                                       Market
                                                                                                  Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
TNP Enterprises, Inc. .....................................................................      120,100             3,017,513
Unicom Corp. ..............................................................................       64,900             1,517,038
                                                                                                                  ------------
                                                                                                                    19,489,901
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $206,259,571)                                                                            254,538,054
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $260,401,690) (a)                                                       308,680,173
------------------------------------------------------------------------------------------------------------------------------

*     Non-income producing security.

(a) The cost for federal income tax purposes was $260,401,690. At September 30, 1997, net unrealized appreciation for all securities based on tax cost was $48,278,483. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $49,530,991 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,252,508.

(b) At September 30, 1997, these securities, in part, have been pledged to cover initial margin requirements for open futures contracts. At September 30, 1997, open futures contracts purchased long were as follows (Note A):

                                                Aggregate
  Futures         Expiration     Contracts    Face Value ($)    Market Value ($)
  -------         ----------     ---------    --------------    ----------------
  S&P 500 Index   December 1997     81         37,415,367         38,673,450
                                               ----------         ----------
  Total unrealized appreciation on open futures contracts
   purchased long .............................................    1,258,083
                                                                  ==========

    The accompanying notes are an integral part of the financial statements.


                             17 - Scudder Value Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                            as of September 30, 1997

Assets
------------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $260,401,690) ...................  $ 308,680,173
                  Cash ....................................................................            204
                  Dividends and interest receivable .......................................        400,016
                  Receivable for Fund shares sold .........................................      1,423,173
                  Receivable for investments sold .........................................        697,861
                  Receivable for foreign taxes recoverable ................................         28,669
                  Deferred organization expense ...........................................          6,965
                  Other assets ............................................................          1,573
                                                                                             ----------------
                  Total assets ............................................................    311,238,634
Liabilities
------------------------------------------------------------------------------------------------------------------------------
                  Payable for investments purchased .......................................     12,153,104
                  Payable for Fund shares redeemed ........................................        477,743
                  Accrued management fee ..................................................        164,234
                  Other payables and accrued expenses .....................................        186,339
                  Daily variation margin on futures contracts .............................        277,435
                                                                                             ----------------
                  Total liabilities .......................................................     13,258,855
                ---------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 297,979,779
                ---------------------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Undistributed net investment income 2,399,604 Unrealized
                  appreciation (depreciation) on:
                     Investments ..........................................................     48,278,483
                     Futures ..............................................................      1,258,083
                     Foreign currency related transactions ................................             57
                  Accumulated net realized gain ...........................................     16,989,838
                  Paid-in capital .........................................................    229,053,714
                ---------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 297,979,779
                ---------------------------------------------------------------------------------------------
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                     ($297,979,779 / 12,664,615 outstanding shares of beneficial
                     interest, $.01 par value, unlimited number of shares                    ----------------
                     authorized) ..........................................................         $23.53
                                                                                             ----------------

    The accompanying notes are an integral part of the financial statements.


                             18 - Scudder Value Fund

                             Statement of Operations
                          year ended September 30, 1997

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $95,557) ..................... $   2,912,147
                 Interest .................................................................     1,811,635
                                                                                             ----------------
                                                                                                4,723,782
                 Expenses:
                 Management fee ...........................................................     1,133,164
                 Services to shareholders .................................................       603,968
                 Custodian and accounting fees ............................................        76,931
                 Trustees' fees and expenses ..............................................        57,403
                 Reports to shareholders ..................................................        61,711
                 Auditing .................................................................        35,100
                 Registration fees ........................................................        78,291
                 Legal ....................................................................        11,723
                 Amortization of organization expenses ....................................         8,932
                 Other ....................................................................         6,518
                                                                                             ----------------
                 Total expenses before reductions .........................................     2,073,741
                 Expense reductions .......................................................       (59,309)
                                                                                             ----------------
                 Expenses, net ............................................................     2,014,432
                ---------------------------------------------------------------------------------------------
                 Net investment income                                                          2,709,350
                ---------------------------------------------------------------------------------------------
Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments ..............................................................    12,809,734
                 Futures ..................................................................     4,777,668
                 Foreign currency related transactions ....................................           (93)
                                                                                             ----------------
                                                                                               17,587,309
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments ..............................................................    38,199,705
                 Futures ..................................................................     1,272,563
                 Foreign currency related transactions ....................................            13
                                                                                             ----------------
                                                                                               39,472,281
                ---------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                    57,059,590
                ---------------------------------------------------------------------------------------------
                ---------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  59,768,940
                ---------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.


                             19 - Scudder Value Fund

                       Statements of Changes in Net Assets

                                                                                     Years Ended September 30,
Increase (Decrease) in Net Assets                                                     1997              1996
------------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ......................................   $   2,709,350     $   1,057,206
                  Net realized gain (loss) from investment transactions ......      17,587,309         8,670,285
                  Net unrealized appreciation (depreciation) on investment
                     transactions during the period ..........................      39,472,281         2,372,894
                  Net increase (decrease) in net assets resulting from           ----------------  ----------------
                     operations ..............................................      59,768,940        12,100,385
                  Distributions to shareholders from:                            ----------------  ----------------
                  Net investment income ......................................        (370,246)         (175,992)
                                                                                 ----------------  ----------------
                  Net realized gains from investment transactions ............      (7,822,998)       (4,025,296)
                  Fund share transactions:                                       ----------------  ----------------
                  Proceeds from shares sold ..................................     219,411,450        34,987,688
                  Net asset value of shares issued to shareholders in
                     reinvestment of distributions ...........................       8,028,455         4,132,230
                  Cost of shares redeemed ....................................     (69,910,114)      (26,219,135)
                  Net increase (decrease) in net assets from Fund share          ----------------  ----------------
                     transactions ............................................     157,529,791        12,900,783
                                                                                 ----------------  ----------------
                  Increase in net assets .....................................     209,105,487        20,799,880
                  Net assets at beginning of period ..........................      88,874,292        68,074,412
                  Net assets at end of period (including undistributed net       ----------------  ----------------
                     investment income of $2,399,604 and $960,593,
                     respectively) ..........................................      297,979,779     $  88,874,292
                                                                                 ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ..................       5,071,691         4,288,446
                                                                                 ----------------  ----------------
                  Shares sold ................................................      10,534,988         2,121,557
                  Shares issued to shareholders in reinvestment of
                     distributions ...........................................         446,770           263,367
                  Shares redeemed ............................................      (3,388,834)       (1,601,679)
                                                                                 ----------------  ----------------
                  Net increase (decrease) in Fund shares .....................       7,592,924           783,245
                                                                                 ----------------  ----------------
                  Shares outstanding at end of period ........................      12,664,615         5,071,691
                                                                                 ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                             20 - Scudder Value Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                 For the Period
                                                                                               December 31, 1992
                                                                                                (commencement of
                                                                                                 operations) to
                                                          Years Ended September 30,               September 30,
                                               1997(a)       1996        1995         1994            1993
------------------------------------------------------------------------------------------------------------------------------
                                              --------------------------------------------------------------------------------
Net asset value, beginning of period .......    $17.52       $15.87      $13.08      $13.38         $12.00
Income from investment operations:            --------------------------------------------------------------------------------
Net investment income ......................       .34          .21         .18         .13            .10
Net realized and unrealized gain on
   investments .............................      7.22         2.40        2.86         .11           1.28
                                              --------------------------------------------------------------------------------
Total from investment operations ...........      7.56         2.61        3.04         .24           1.38
Less distributions from:                      --------------------------------------------------------------------------------
Net investment income ......................      (.07)        (.04)       (.12)       (.11)            --
Net realized gains on investment
   transactions                                  (1.48)        (.92)       (.13)       (.43)            --
                                              --------------------------------------------------------------------------------
Total distributions ........................     (1.55)        (.96)       (.25)       (.54)            --
                                              --------------------------------------------------------------------------------
                                              --------------------------------------------------------------------------------
Net asset value, end of period .............    $23.53       $17.52      $15.87      $13.08         $13.38
                                              --------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) .......................     45.80        17.18       23.62        1.88          11.50**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .....       298           89          68          35             29
Ratio of operating expenses, net to
   average daily net assets (%) ............      1.24         1.25        1.25        1.25           1.25*
Ratio of operating expenses before expense
   reductions, to average daily net
   assets (%) ..............................      1.28         1.31        1.44        1.61           2.16*
Ratio of net investment income to average
   daily net assets (%) ....................      1.67         1.34        1.57        1.16           1.56*
Portfolio turnover rate (%) ................     47.40         90.8        98.2        74.6           60.8*
Average commission rate paid (c) ...........    $.0577       $.0577      $   --      $   --         $   --

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return would have been lower had certain expenses not been reduced.
(c) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after October 1, 1995.
*     Annualized
**    Not annualized


                             21 - Scudder Value Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Value Fund (the "Fund") is a diversified series of Scudder Equity Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market securities are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

      (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.


                             22 - Scudder Value Fund

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to tax equalization. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Original issue discounts are accreted for both tax and financial reporting purposes.


                             23 - Scudder Value Fund

                      B. Purchases and Sales of Securities

During the year ended September 30, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $184,796,967 and $63,442,619, respectively.

The aggregate face value of futures contracts opened and closed during the year ended September 30, 1997 was $180,288,540 and $145,653,253, respectively.

                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Adviser agreed not to impose all or a portion of its management fee until July 31, 1997 in order to maintain the annualized expenses of the Fund at not more than 1.25% of average daily net assets. For the year ended September 30, 1997, the Adviser did not impose a portion of its management fee amounting to $59,309 and the amount imposed amounted to $1,073,855, of which $164,234 is unpaid at September 30, 1997.

On June 26, 1997, the Adviser entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Adviser, and the Adviser will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close in the fourth quarter of 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended September 30, 1997, the amount charged to the Fund by SSC aggregated $445,397, of which $56,017 is unpaid at September 30, 1997.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended September 30, 1997, the amount charged to the Fund by STC aggregated $80,120, of which $12,885 is unpaid at September 30, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended September 30, 1997, the amount charged to the Fund by SFAC aggregated $50,128, of which $5,562 is unpaid at September 30, 1997.

The Fund pays each of its Trustees not affiliated with the Adviser $4,000 annually, plus specified amounts for attended board and committee meetings. For the year ended September 30, 1997, Trustees' fees and expenses aggregated $57,403.


                             24 - Scudder Value Fund

                        Report of Independent Accountants

To the Trustees of Scudder Equity Trust and the Shareholders of Scudder Value
Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Value Fund, including the investment portfolio, as of September 30, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period December 31, 1992 (commencement of operations) to September 30, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Value Fund as of September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period December 31, 1992 (commencement of operations) to September 30, 1993, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
November 5, 1997


                             25 - Scudder Value Fund

                                 Tax Information

The Fund paid distributions of $0.915 per share from net long-term capital gains during the year ended September 30, 1997.

Pursuant to Section 852 of the Internal Revenue Code of 1986, as amended, the Fund designates $11,946,047 as a long-term capital gain dividend for the year ended September 30, 1997.

Pursuant to section 854 of the Internal Revenue Code of 1986 as amended, the Fund designates $2,149,260 as dividends eligible for the dividends received deduction for corporations for the year ended September 30, 1997.


                             26 - Scudder Value Fund

                                    This Page
                                  intentionally
                                   left blank.


                            27 - Scudder Value Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and
Consultant

Sheryle J. Bolton
Trustee; Chief Executive Officer,
Scientific Learning Corporation

William T. Burgin
Trustee; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Trustee; Consultant

Keith R. Fox
Trustee; President, Exeter Capital
Management Corporation

David S. Lee*
Trustee and Vice President

Wilson Nolen
Trustee; Consultant

Kathryn L. Quirk*
Trustee, Vice President and
 Assistant Secretary

Dr. Gordon Shillinglaw
Trustee; Professor Emeritus of
Accounting, Columbia
University Graduate School of
Business

Robert G. Stone, Jr.
Honorary Trustee; Chairman
Emeritus and Director, Kirby
Corporation

Robert W. Lear
Honorary Trustee;
Executive-in-Residence, Visiting
Professor, Columbia University
Graduate School
of Business

Donald E. Hall*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Assistant Treasurer

Pamela A. McGrath*
Vice President and Treasurer

Kathleen T. Millard*
Vice President

Edward J. O'Connell*
Vice President and Assistant
Treasurer


                         *Scudder, Stevens & Clark, Inc.


                            28 - Scudder Value Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Retirement Programs
-------------------
  IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  The Latin America Dollar Income Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.
  Scudder World Income Opportunities
    Fund, Inc.

     For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.

                             29 - Scudder Value Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from that account.
          fewer when it's higher, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                             30 - Scudder Value Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

------------------------------------------------------------------------------------------------------------------------------
          New From Scudder: Scudder International Growth and Income Fund

          Scudder International Growth and Income Fund takes a yield-oriented approach to investing in international equities. The
          Fund seeks to provide long-term growth of capital plus current income. Investors who desire international exposure but who wish to take a more conservative approach may appreciate the Fund's emphasis on the dividend paying stocks of well-established companies outside the United States.
------------------------------------------------------------------------------------------------------------------------------
          The share price of Scudder International Growth and Income Fund will fluctuate. International investing involves special risks including currency fluctuation and political instability. Contact Scudder Investor Services, Inc., Distributor,
          for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.


                             31 - Scudder Value Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.



This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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